Exhibit 99.1

SPAR Group Announces Appointment of New President and CEO

WHITE PLAINS, N.Y., August 29, 2016 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (Nasdaq:SGRP), a leading global supplier of retail merchandising, technology and other marketing services throughout the United States and 8 other countries, today announced the appointment of R. Scott Popaditch as President and CEO effective September 6, 2016. Mr. Popaditch replaces Ms. Jill Blanchard who, as previously announced, has resigned as the Company’s President and CEO and from its Board of Directors effective August 23, 2016.

“I am honored to join the SPAR Group team as CEO and President.  SPAR Group is a dynamic organization that has successfully evolved to meet the demands of an ever-changing business environment.  I am enthusiastic about the opportunities to build upon the current infrastructure to grow revenue and shareholder value. Through supporting and developing great associates and partners, maintaining exceptional customer value and service, and driving continuous operational efficiencies and new Technologies, SPAR is in an excellent position for both domestic and international growth, and I am excited to join at this time,” said Mr. Popaditch.

Mr. Popaditch is an entrepreneurial executive with extensive executive leadership experience in retail services, staffing, and investment banking focused on M&A.  He co-founded, built, and sold Serv Corp, Inc., one of the largest southeast regional in-store marketing services firms.  He led and managed the national consolidation, handling M&A and coordinating integration. He worked as SVP of Retail Sales & Operations for the Sunflower Group, managing national Retail Sales and In-store Staffing Operations focusing on Kroger, Target, and Publix. Upon completion of his Masters, he was CEO of IQ Reports, an Insurance Risk Auditing & Staffing services firm, where he recapitalized, restructured, grew revenues, and led the merger with York Insurance Services in 2013. He joined Advantage Sales & marketing and was subsequently hired as CEO of ICC Capital, managing the successful turnaround and coordinating a merger Highland Capital, which closed in April 2015.  Prior to accepting his new role with SPAR Group he was the Chief Commercial Officer of Suntree Snack Foods.  He earned a MBA from the Crummer Graduate School of Business at Rollins College, and a BSBA from University of Central Florida.

Speaking on behalf of SPAR Group's Board of Directors, Mr. Robert Brown, Chairman, said, "Scott comes to us with a proven track record of success in multiple areas including, sales, marketing, operations, technology and M&A. Combined with his leadership credentials, and significant experience in merchandising services, we are confident in Scott’s ability to lead SPAR’s global mission of being a solutions provider dedicated to helping clients get more out of the store.”

“I would also like to reiterate our thanks to Jill Blanchard for her significant contribution to SPAR Group during her tenure as CEO. Her dedication and professionalism have continued in the last several months as we have undertaken the search for a new CEO.”

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, value, grocery, drug, independent, convenience, toy, home improvement and electronics stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May of 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in 9 countries that encompass approximately 50% of the total world population through its operations in the United States, Canada, Japan, South Africa, India, China, Australia, Mexico and Turkey. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Forward-Looking Statements

This Press Release may contain "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and will be filed shortly by SGRP with the Securities and Exchange Commission (the "SEC") in a Current Report on Form 8-K. There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2014 (as filed, the "Annual Report"), as filed with the SEC on April 15, 2015, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 12, 2015 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 20, 2015, in SGRP's Quarterly Report on Form 10-Q for the six months ended June 30, 2015 (the "Quarterly Report"), which was filed on August 14, 2015, by SGRP with the SEC, and SGRP's Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Current Report that containing this Press Release, the Quarterly Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions.  The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the above referenced conference call, the Quarterly Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied, as those expectations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believes them to be reasonable) involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations.

Although the Company believes that its plans, intentions, estimates and other expectations reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, estimates or other expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in the Annual Report (See Item 1A - Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Press Release, the above referenced conference call, the Annual Report, the Proxy Statement or other applicable SEC Report.  All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Release, the above reference conference call,  the Quarterly Report, the Annual Report, the Proxy Statement or any other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then in the case of the Annual Report or the Proxy Statement as of December 31, 2014, and in the case of this Press Release, the Quarterly Report  or other applicable SEC Report the last day of the period covered by it.  New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company.  Over time, the Company's actual performance and condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation) or other achievements, results, risks, trends or condition will likely differ from those expressed or implied by the Company's applicable forward-looking statements, risk factors and other risks, cautions and information, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Company Contact:

James R. Segreto

Chief Financial Officer

SPAR Group, Inc.

(914) 332-4100

Investor Contact:

Dave Mossberg

Three Part Advisors

 (817) 310-0051